===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): APRIL 14, 2006



                              HEALTHMARKETS, INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                     001-14953                  75-2044750
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)




   9151 BOULEVARD 26, NORTH RICHLAND HILLS, TEXAS                 76180
-------------------------------------------------------    ---------------------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (817) 255-5200

                                      UICI
               9151 GRAPEVINE HIGHWAY, NORTH RICHLAND HILLS, TEXAS
             (Former name and address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective April 17, 2006, HealthMarkets, Inc. (the "Company") amended its Certificate of Incorporation in order to effect a change in its corporate name from "UICI" to "HealthMarkets, Inc." The text of the amendment is filed as
Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS.

On April 14, 2006, the Company issued a news release announcing the change in its corporate identity from "UICI" to "HealthMarkets." The text of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HealthMarkets, Inc.

Date: April 17, 2006                      By:   /s/ Glenn W. Reed
                                             -----------------------------------
                                             Name:  Glenn W. Reed
                                             Title: Executive Vice President
                                                    and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

     3.1 Certificate of Amendment to Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on April 17, 2006.

    99.1      News Release dated April 14, 2006.